[AIM LOGO APPEARS HERE]


           LETTER

           TO OUR

     SHAREHOLDERS


September 7, 1995


                     Dear Shareholder:

                     Limited Maturity Treasury Portfolio Institutional Shares
                     continued its consistent, disciplined investment strategy
   [PHOTO of         during the fiscal year ended July 31, 1995. The Fund
Charles T. Bauer,    purchased mainly two-year U.S. Treasury Notes, holding them
  Chairman of        until they had one year to maturity, then selling them and
 the Board of        reinvesting the proceeds in more two-year Treasuries.
   the Fund,            By adhering to this carefully defined strategy, your
 APPEARS HERE]       Fund continued to provide competitive monthly income
                     coupled with extremely low share price volatility. Total return for the Institutional Shares for the fiscal year was 6.61%, including reinvested dividends of $0.57 per share. This return outpaced the performance of the two-year U.S. Treasury Note, which delivered total returns of 6.10% during the same period.
   Your Fund's 30-day yield as of July 31, 1995, was 5.55%. Its 30-day distribution rate was 6.22%. The 30-day yield calculation reflects the yield to maturity of the bonds in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the bonds. The annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value. Net asset value of a share remained relatively stable, closing the period at $10.03, up from $9.96 a year earlier.
   The Fund provided a potential haven of stability during a period of interest rate volatility. The year covered by this report was one of stark contrasts.
The bond market turned around from a period of negative performance to become decidedly bullish during the first half of 1995. The Federal Reserve Bank Board completed a year-long run-up in short-term interest rates designed to forestall a threatened surge in inflation. Then in early July, it eased monetary policy in light of a possible recession, lowering the Federal Funds rate by 0.25%. A discussion of the economy, your Fund's portfolio strategy, and our outlook for the months ahead appears in MANAGEMENT'S DISCUSSION & ANALYSIS, which begins on the following page.
   In addition to interest rate volatility, the markets sustained such shocks as the bankruptcies of Orange County, California, and Britain's Barings PLC. Yet Limited Maturity Treasury Portfolio Institutional Shares enjoys a volatility rating of aaa, the highest a bond fund can be awarded by Standard & Poor's Corporation, an independent organization that monitors the credit quality of bonds and other financial instruments, including mutual funds. In addition, your Fund continues to earn the highest possible credit quality rating of AAAf from Standard & Poor's. The rating is based on an annual analysis of the portfolio's credit quality, composition, and management, and a weekly portfolio review. Funds are rated from highest quality (AAA) to lowest credit quality (CCC) and lowest risk (aaa) to highest risk (ccc) by Standard & Poor's.
   We are pleased to send you this report on Limited Maturity Treasury Portfolio Institutional Shares, and as always, we are ready to respond to your questions or comments. Please call one of our representatives at 800-659-1005.


Respectfully submitted,

/s/  CHARLES T. BAUER


Charles T. Bauer
Chairman

MANAGEMENT'S
DISCUSSION AND
ANALYSIS


During the first half of the fiscal year ended July 31, 1995, the U.S. economy was booming. In the fourth quarter of 1994, it grew at a 5.1% annualized rate, a rate most market participants considered unsustainable. The Federal Reserve Bank Board pursued a restrictive monetary policy, raising interest rates to ward off anticipated inflation. In early February 1995, the Federal Reserve raised the Federal Funds rate a final time, leaving short-term interest rates near 6%, up from 4.25% as of July 31, 1994. The goal was the so-called "soft landing," in which economic growth moderated but not to the point of recession.
   As 1995 unfolded, evidence began to accumulate that the Federal Reserve's strategy was working. During the first quarter of the year, the economy delivered an annualized growth rate of 2.7%.
   News that economic activity was moderating, thereby dampening the threat of inflation, was a tonic for the financial markets. While the Federal Funds rate remained steady, longer-term interest rates began to decline. As of July 31, 1995, for example, the yield on a 30-year U.S. Treasury Bond was 6.85%, down from 7.70% six months earlier. Bond prices rallied.
   During the second quarter of 1995, economic growth dropped to an annualized rate of just 1.1%. By then, many were voicing concern that the economic slowdown could be both more abrupt and more pronounced than desirable. The word "recession" began to supplant the phrase "soft landing" when the business press attempted to forecast what lay ahead. Economic data seemed contradictory. For example, while the Conference Board, a business research organization, reported a sharp decline in consumer confidence during May, Dun & Bradstreet Corp. found corporate executives more optimistic than they had been earlier in the year. Personal income declined 0.2% during May, but the housing market boomed with sales of new single-family homes up 12.5%.
   At the end of the Fund's fiscal year, inflation appeared to be contained and the economy headed for a period of unspectacular yet solid growth. July data remain preliminary but encouraging. For example, producer prices for finished consumer goods, those ready to be shipped to wholesalers or retailers, were unchanged in July; during the first seven months of 1995, producer prices had risen at an annual 1.8% rate. Capacity utilization dropped slightly in July, another indication the inflation threat may have ended. Industrial output rose; the increase was a mere 0.1%, but it was the first such rise in five months.

YOUR INVESTMENT PORTFOLIO

Limited Maturity Treasury Portfolio Institutional Shares continued to practice its consistent, disciplined investment strategy. The Fund is managed so that approximately 8% of its portfolio matures each month from months 13 to 24. Each month approximately 8% of the portfolio approaches the mark of having one year remaining to maturity. This is called a "laddered maturity structure." It is designed to ameliorate the effects of interest rate volatility.
   The Fund purchases newly auctioned two-year U.S. Treasury Notes and holds them until they have one year to maturity. Since this results in a portfolio with a duration of 1.4 years, the impact on the Fund of interest rate changes such as those that occurred during this fiscal year is generally tempered. Duration is a widely used measure of a bond fund's reaction to changes in interest rates. If a bond fund has a duration of 1.4 years, it should gain approximately 1.4% in value if interest rates drop 1%; conversely, it should lose 1.4% in value if interest rates rise 1%.

   The investment strategy of Limited Maturity Treasury Portfolio Institutional Shares maintains a short duration by design. The Fund is managed for liquidity and relative stability of net asset value. While past performance is no guarantee of comparable future results, historically, the Fund has not had a negative total return for a fiscal or a calendar year since its inception in 1987, and the rolling 12-month net asset value of a Fund share has never deviated more than 1.71%.

OUTLOOK FOR THE FUTURE

When the Federal Reserve Bank Board lowered the Federal Funds rate by 0.25% in July, such major banks as Chase Manhattan and Citibank lowered their prime lending rates from the highest point in more than four years. A more accommodative monetary policy by the Federal Reserve should spur continued growth in the economy, as even a modest reduction in interest rates can save corporations and consumers billions of dollars in borrowing costs.
   At the time, market watchers speculated whether the Federal Reserve would lower rates again. In the past, an initial rate cut such as the 0.25% reduction in July was typically followed by further cuts. However, the Federal Reserve broke with that tradition by leaving the Federal Funds rate unchanged after its August meeting, presumably because of the most recent evidence of tamed inflation and modest economic growth. July data suggested that economic growth was accelerating, but not too sharply. Early consensus estimates for third quarter 1995 growth are in the 2.0% to 2.5% range, exactly where the Federal Reserve would like growth to be. Most market participants anticipate a period of relative stability for interest rates.
   Whatever market conditions prevail, Limited Maturity Treasury Portfolio Institutional Shares will remain committed to its use of a laddered schedule of maturities.

INDEX
COMPARISON

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
              7/13/87-7/31/95

                             [GRAPH APPEARS HERE]

   Measurement           Limited Maturity
     Period             Treasury Portfolio          Lipper Short U.S.        Consumer Price
7/13/87 - 7/31/95     Institutional Shares(1)   Treasury Fund category(2)        Index(1)
       7/87                  $ 9,995                   $10,000                   $10,000
       7/88                   10,623                    10,768                    10,413
       7/89                   11,625                    11,896                    10,931
       7/90                   12,532                    12,733                    11,459
       7/91                   13,682                    13,855                    11,968
       7/92                   15,005                    15,395                    12,346
       7/93                   15,736                    16,298                    12,689
       7/94                   16,123                    16,567                    13,040
       7/95                   17,188                    17,700                    13,401

Past performance cannot guarantee comparable future results.

-------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended July 31, 1995

Inception (7/13/87)  6.95%
5 Years              6.52
1 Year               6.61
-------------------------------

(1) Source: Towers Data Systems HYPO(R).
(2) Source: Lipper Analytical Services, Inc.

Limited Maturity Treasury Portfolio Institutional Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.
   The Lipper Short U.S. Treasury Fund Category represents the average performance of short-term U.S. Treasury mutual funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor. An investment cannot be made in an index. Results shown reflect reinvestment of dividends and do not reflect sales charges.
   The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.

SCHEDULE OF INVESTMENTS

July 31, 1995

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                 MATURITY         (000S)            VALUE
U. S. TREASURY SECURITIES

U. S. TREASURY NOTES-98.55%
6.25%                                            08/31/96        $ 33,760        $ 33,922,723
---------------------------------------------------------------------------------------------
6.50%                                            09/30/96          32,480          32,749,259
---------------------------------------------------------------------------------------------
6.875%                                           10/31/96          32,800          33,227,384
---------------------------------------------------------------------------------------------
7.25%                                            11/30/96          32,635          33,225,041
---------------------------------------------------------------------------------------------
7.50%                                            12/31/96          32,725          33,472,439
---------------------------------------------------------------------------------------------
7.50%                                            01/31/97          33,000          33,786,720
---------------------------------------------------------------------------------------------
6.875%                                           02/28/97          32,590          33,100,034
---------------------------------------------------------------------------------------------
6.625%                                           03/31/97          33,185          33,593,507
---------------------------------------------------------------------------------------------
6.50%                                            04/30/97          32,780          33,124,846
---------------------------------------------------------------------------------------------
6.125%                                           05/31/97          32,700          32,832,762
---------------------------------------------------------------------------------------------
5.625%                                           06/30/97          32,725          32,590,500
---------------------------------------------------------------------------------------------
5.875%                                           07/31/97          32,500          32,511,700
---------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                           398,136,915
---------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-98.55%                                                 398,136,915
---------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-1.45%                                        5,873,459
---------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                      $404,010,374
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1995

ASSETS:

Investments, at market value (cost $394,125,287)                                 $398,136,915
---------------------------------------------------------------------------------------------
Cash                                                                                   18,054
---------------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                                  2,041,751
---------------------------------------------------------------------------------------------
  Interest                                                                          5,497,050
---------------------------------------------------------------------------------------------
Investment in deferred compensation plan                                                7,430
---------------------------------------------------------------------------------------------
Other assets                                                                          195,658
---------------------------------------------------------------------------------------------
    Total assets                                                                  405,896,858
---------------------------------------------------------------------------------------------
LIABILITIES:

Payables for:
  Fund shares reacquired                                                              786,696
---------------------------------------------------------------------------------------------
  Dividends                                                                           947,839
---------------------------------------------------------------------------------------------
  Deferred compensation                                                                 7,430
---------------------------------------------------------------------------------------------
Accrued advisory fees                                                                  67,358
---------------------------------------------------------------------------------------------
Accrued distribution fees                                                              34,365
---------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                            19,330
---------------------------------------------------------------------------------------------
Accrued operating expenses                                                             23,466
---------------------------------------------------------------------------------------------
    Total liabilities                                                               1,886,484
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                      $404,010,374
=============================================================================================

                                                 INSTITUTIONAL       AIM
                                                    SHARES          SHARES           FUND
NET ASSETS:                                      $129,530,358    $274,480,016    $404,010,374
=============================================================================================
Shares outstanding, $0.01 par value
  per share                                        12,915,909      27,369,326      40,285,235
=============================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                   $      10.03
=============================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.03 divided by 99.00%)                                  $      10.13
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 1995

                                                        INSTITUTIONAL         AIM
                                                           SHARES           SHARES            FUND
INVESTMENT INCOME:

Interest                                                 $ 7,406,926      $ 16,714,505     $ 24,121,431
-------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                247,821           561,628          809,449
-------------------------------------------------------------------------------------------------------
Administrative service fees                                   20,670            61,529           82,199
-------------------------------------------------------------------------------------------------------
Custodian fees                                                 7,205             9,215           16,420
-------------------------------------------------------------------------------------------------------
Transfer agent fees                                            2,064           196,628          198,692
-------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                    2,380             5,774            8,154
-------------------------------------------------------------------------------------------------------
Distribution fees                                                 --           421,183          421,183
-------------------------------------------------------------------------------------------------------
Other                                                         60,872           170,765          231,637
-------------------------------------------------------------------------------------------------------
       Total expenses                                        341,012         1,426,722        1,767,734
-------------------------------------------------------------------------------------------------------
Net investment income                                    $ 7,065,914      $ 15,287,783       22,353,697
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain (loss) on sales of investment securities                                       (7,239,070)
-------------------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                              9,384,912
-------------------------------------------------------------------------------------------------------
       Net gain on investment securities                                                      2,145,842
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $ 24,499,539
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 1995 and
the eleven months ended July 31, 1994

                                                                              1995            1994
OPERATIONS:

  Net investment income                                                   $ 22,353,697    $ 18,105,773
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities                (7,239,070)     (2,745,439)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment securities        9,384,912      (8,181,235)
------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                    24,499,539       7,179,099
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                                      (7,065,914)     (6,248,089)
------------------------------------------------------------------------------------------------------
  AIM Shares                                                               (15,287,783)    (11,857,684)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON
  INVESTMENT SECURITIES                                                             --      (4,076,018)
------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:

  Institutional Shares                                                      (6,229,532)      9,581,280
------------------------------------------------------------------------------------------------------
  AIM Shares                                                               (56,819,839)     (9,292,096)
------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                  (60,903,529)    (14,713,508)
------------------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                                      464,913,903     479,627,411
------------------------------------------------------------------------------------------------------
  End of period                                                           $404,010,374    $464,913,903
======================================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                                           $410,024,906    $473,074,277
------------------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                             (10,026,160)     (2,787,090)
------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                               4,011,628      (5,373,284)
------------------------------------------------------------------------------------------------------
                                                                          $404,010,374    $464,913,903
======================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
   The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized short-term capital gains, if any, are distributed quarterly. Net realized long-term capital gains, if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,819,679, which expires, if not previously utilized, in the year 2003.

E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to more than one class, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended July 31, 1995, the Fund reimbursed AIM $58,818 for such services.
   During the year ended July 31, 1995, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $3,349 for shareholder and transfer agency services. Effective July 1, 1995, AIFS became the exclusive transfer agent of the Institutional Shares of the Fund. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the AIM Shares and was paid $91,753 for such services for the nine months ended July 31, 1995.
   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1995, the AIM Shares paid AIM Distributors $421,183 as compensation under the Plan.
   AIM Distributors received commissions of $89,885 during the year ended July 31, 1995 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
   The Fund paid legal fees of $2,245 for services rendered by Reid & Priest as counsel to the Board of Trustees. In September 1994, the firm Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $1,044 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust and, prior to September 1994, was a member of Reid & Priest.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1995 was $488,664,643 and $599,080,810, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                $ 4,010,459
-----------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                  (94,232)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                      $ 3,916,227
=====================================================================================================

Cost of investments for tax purposes is $394,220,688.


NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.


NOTE 5-SHARE INFORMATION

Changes in the Institutional Shares outstanding during the year ended July 31, 1995 and the eleven months ended July 31, 1994 were as follows:

                                                           July 31, 1995                   July 31, 1994
                                                    ----------------------------    ----------------------------
                                                      Shares          Amount          Shares          Amount
                                                    -----------    -------------    -----------    -------------
Sold                                                  1,443,720    $  14,412,733     19,308,147    $ 196,223,146
--------------------------------------------------------------------------------    ----------------------------
Issued as reinvestment of dividends                     113,174        1,124,015         66,081          664,163
--------------------------------------------------------------------------------    ----------------------------
Reacquired                                           (2,194,873)     (21,776,280)   (18,584,169)    (187,306,029)
--------------------------------------------------------------------------------    ----------------------------
                                                       (637,979)   $  (6,229,532)       790,059    $   9,581,280
================================================================================    ============================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of Institutional Shares outstanding during the year ended July 31, 1995, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987.

                            JULY 31,                                            AUGUST 31,
                     ----------------------   --------------------------------------------------------------------------------
                       1995         1994        1993       1992        1991        1990        1989        1988        1987
                     ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Net asset value,
  beginning of
  period              $   9.96     $  10.24    $  10.21   $  10.01    $   9.79    $   9.78    $   9.80    $   9.92    $  10.00
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Income from
 investment
 operations:
 Net investment
   income                 0.57         0.37        0.44       0.60        0.73        0.79        0.85        0.73        0.09
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Net gains (losses)
   on securities
   (both realized
   and unrealized)        0.07        (0.20)       0.05       0.29        0.22        0.01       (0.02)      (0.12)      (0.08)
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
   Total from
     investment
     operations           0.64         0.17        0.49       0.89        0.95        0.80        0.83        0.61        0.01
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Less distributions:
 Dividends from net
   investment income     (0.57)       (0.37)      (0.44)     (0.60)      (0.73)      (0.79)      (0.85)      (0.83)      (0.09)
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Distributions from
   net realized
   capital gains            --        (0.08)      (0.02)     (0.09)         --          --          --          --          --
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
   Total
     distributions       (0.57)       (0.45)      (0.46)     (0.69)      (0.73)      (0.79)      (0.85)      (0.73)      (0.09)
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end
 of period            $  10.03     $   9.96    $  10.24   $  10.21    $  10.01    $   9.79    $   9.78    $   9.80    $   9.92
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Total return(a)          6.61%        1.72%       4.88%      9.14%      10.08%       8.52%       8.87%       6.34%       0.14%
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)             $129,530     $134,971    $130,690   $ 89,352    $ 25,528    $ 10,378    $ 16,065    $ 35,310    $  4,202
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Ratio of expenses to
 average net assets      0.28%(b)     0.25%(c)    0.24%      0.28%       0.41%(d)    0.31%(e)    0.31%(f)    0.31%(f)    0.25%(c)(f)
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Ratio of net
 investment income
 to average net
 assets                  5.70%(b)     3.98%(c)    4.30%      5.76%       7.36%(d)    8.12%(e)    8.69%(f)    7.46%(f)    6.98%(c)(f)
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Portfolio turnover
 rate                  120.01%      120.40%     122.99%    119.62%     214.74%     192.46%     219.53%     140.83%      28.29%
==================== =========    =========   =========  =========   =========   =========   =========   =========   =========
Borrowings for the
 period:
 Amount of debt
   outstanding at
   end of period
   (000s omitted)           --           --          --         --          --          --    $  2,257    $ 10,892          --
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Average amount of
   debt outstanding
   during the period
   (000s omitted)(g)        --           --          --         --          --    $    834    $  3,562    $  3,754          --
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Average number of
   shares
   outstanding
   during the period
   (000s omitted)(g)    12,540       16,864       9,785      6,097       1,477       1,208       1,817       2,118         390
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Average amount of
   debt per share
   during the period        --           --          --         --          --    $   0.69    $   1.96    $   1.69          --
-------------------- ---------    ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------

(a) For periods less than one year, the total return is not annualized.
(b) Ratios are based on average net assets of $123,910,861.
(c) Annualized.
(d) After expense reimbursements.
(e) After waiver of advisory fees and expense reimbursements.
(f) After waiver of advisory fees.
(g) Averages computed on a daily basis.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds

We have audited the accompanying statement of assets and liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the eleven months ended July 31, 1994 and the financial highlights for the year then ended, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the eleven months ended July 31, 1994, and the financial highlights for the year then ended, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987 in conformity with generally accepted accounting principles.


                                            KPMG Peat Marwick LLP


September 1, 1995
Houston, Texas

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                                      14

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                                      15

                          TRUSTEES
Charles T. Bauer                            John F. Kroeger
Bruce L. Crockett                          Lewis F. Pennock   AIM Investment
Owen Daly II                                Ian W. Robinson   Securities Funds
Carl Frischling                              Louis S. Sklar
Robert H. Graham

                          OFFICERS

Charles T. Bauer                                   Chairman
Robert H. Graham                                  President
John J. Arthur               Sr. Vice President & Treasurer   Limited Maturity
Gary T. Crum                             Sr. Vice President   Treasury Portfolio
Carol F. Relihan                 Vice President & Secretary   ------------------
Melville B. Cox                              Vice President   Institutional              ANNUAL
Karen Dunn Kelley                            Vice President   Shares                     REPORT
Dana R. Sutton         Vice President & Assistant Treasurer
P. Michelle Grace                       Assistant Secretary
Nancy L. Martin                         Assistant Secretary
Ofelia M. Mayo                          Assistant Secretary
Kathleen J. Pflueger                    Assistant Secretary
Samuel D. Sirko                         Assistant Secretary
Stephen I. Winer                        Assistant Secretary                              July 31, 1995
Mary J. Benson                          Assistant Treasurer

                     INVESTMENT ADVISOR
                    A I M Advisors, Inc.
               11 Greenway Plaza, Suite 1919
                     Houston, TX 77046
                        800-347-1919

                        DISTRIBUTOR
                  Fund Management Company
               11 Greenway Plaza, Suite 1919
                     Houston, TX 77046
                        800-659-1005

                         CUSTODIAN
                    The Bank of New York
              110 Washington Street, 8th Floor
                     New York, NY 10286

                   LEGAL COUNSEL TO FUND
             Ballard Spahr Andrews & Ingersoll
                     1735 Market Street
                Philadelphia, PA 19103-7599

                 LEGAL COUNSEL TO TRUSTEES
      Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
                      919 Third Avenue
                     New York, NY 10022

                       TRANSFER AGENT
          A I M Institutional Fund Services, Inc.
               11 Greenway Plaza, Suite 1919
                     Houston, TX 77046

                          AUDITORS
                   KPMG Peat Marwick LLP
                    NationsBank Building
                       700 Louisiana
                     Houston, TX 77002                        [AIM LOGO APPEARS HERE]
                                                              FUND MANAGEMENT COMPANY
       This report may be distributed only to current
       shareholders or to persons who have received a
                  current Fund prospectus.